Exhibit 99.1

Hilton Grand Vacations Announces Launch of Senior Notes Offering

MCLEAN, Va. – Hilton Grand Vacations Borrower LLC (the “Issuer”) and Hilton Grand Vacations Borrower Inc. (together with the Issuer, the “Issuers”) announced today the planned offering, subject to market and other conditions, of $300,000,000 aggregate principal amount of the Issuers’ Senior Notes due 2024 (the “Notes”). The Notes are being offered in connection with the previously announced intention by Hilton Worldwide Holdings Inc. (“Hilton Parent”), the indirect parent of the Issuers, to spin off its timeshare business, following which Hilton Grand Vacations Inc. (“HGV”), the indirect parent of the Issuers and an indirect subsidiary of Hilton Parent, will be an independent, publicly traded company.

The Notes to be offered have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. The Notes may not be offered or sold within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Notes will be offered by the initial purchasers only to persons reasonably believed to be “qualified institutional buyers” in reliance on the exemption from registration provided by Rule 144A under the Securities Act and to certain non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act.

This press release is being issued pursuant to Rule 135(c) under the Securities Act, and it is neither an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

Forward Looking Statements

This press release includes certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on HGV’s management’s beliefs and assumptions and on information currently available to HGV’s management. Forward-looking statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the benefits resulting from our separation from Hilton Parent, the effects of competition and the effects of future legislation or regulations and other non-historical statements. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements in this press release. We do not have any intention or obligation to update such forward-looking statements.

Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of this date hereof. You should understand that various important factors, including those discussed in “Risk Factors” in HGV’s Registration Statement on Form 10 filed with the Securities Exchange Commission (“SEC”), which is available on the SEC’s website at www.sec.gov, could affect HGV’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in its forward-looking statements. All forward-looking statements attributable to HGV or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. HGV undertakes no obligations to update or revise publicly any forward-looking statements, whether a result of new information, future events, or otherwise.

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About Hilton

Hilton (NYSE: HLT) is a leading global hospitality company, comprising more than 4,800 managed, franchised, owned and leased hotels and timeshare properties with nearly 789,000 rooms in 104 countries and territories. For 97 years, Hilton has been dedicated to continuing its tradition of providing exceptional guest experiences. The company’s portfolio of 13 world-class global brands includes Hilton Hotels & Resorts, Waldorf Astoria Hotels & Resorts, Conrad Hotels & Resorts, Canopy by Hilton, Curio - A Collection by Hilton, DoubleTree by Hilton, Embassy Suites by Hilton, Hilton Garden Inn, Hampton by Hilton, Tru by Hilton, Homewood Suites by Hilton, Home2 Suites by Hilton and Hilton Grand Vacations. The company also manages an award-winning customer loyalty program, Hilton HHonors®. Hilton HHonors members who book directly through preferred Hilton channels have access to benefits including an exclusive member discount, free standard Wi-Fi, as well as digital amenities that are available exclusively through the industry-leading Hilton HHonors app, where Hilton HHonors members can check-in, choose their room, and access their room using a Digital Key.

About Hilton Grand Vacations Company, LLC

Hilton Grand Vacations Company, LLC, dba Hilton Grand Vacations, is a division of Hilton, recognized as a leading global hospitality company. With headquarters in Orlando, Fla., Hilton Grand Vacations develops, markets and operates a system of brand-name, high-quality vacation ownership resorts in select vacation destinations. The company also manages and operates two innovative club membership programs: Hilton Grand Vacations Club® and The Hilton Club®, providing exclusive exchange, leisure travel and reservation services for more than 250,000 Club Members.

Hilton and HGV Contacts:

Christian Charnaux

Investor Contact

1-703-883-5205

christian.charnaux@hilton.com

Nigel Glennie

Media Contact

1-415-298-4424

nigel.glennie@hilton.com

Robert LaFleur

Investor Contact - HGV

1-407-722-3327

rlafleur@hgvc.com